UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 25, 2010
Date of Report (Date of earliest event reported)

URANERZ ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	001-32974	98-0365605
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

1701 East “E” Street
PO Box 50850
Casper, Wyoming, USA	85605
(Address of principal executive offices)	(Zip Code)

604-689-1659
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 1.01 Entry into a Material Definitive Agreement

The Board of Directors of Uranerz Energy Corporation (the “Company”) has declared a dividend distribution of one common stock purchase right (a “Right”) for each outstanding share of common stock, $0.001 par value, of the Company (the “Common Shares”). The distribution is payable to the stockholders of record as of August 25, 2010 (the “Record Time”). Each Right entitles the registered holder to purchase from the Company one Common Share at a price of US$8.75 per one Common Share (the “Exercise Price”), subject to adjustment. The description and terms of the Rights are set forth in a Shareholder Rights Plan dated August 25, 2010 (the “Rights Plan”), between the Company and Corporate Stock Transfer, Inc., as Rights Agent (the “Rights Agent”).

Each Right will be evidenced by the Company’s Common Shares and will trade only with the Company’s Common Shares, until the Separation Time, as discussed below. No physical distribution of separate certificates evidencing the Rights will be made until the Separation Time.

Issuance of Rights

Under the Rights Plan, the Company shall issue one Right in respect of each Common Share outstanding on the Record Time and one Right in respect of each Common Share which may be issued after the Record Time and prior to the earlier of the Separation Time (as defined below) and the Expiration Time (as defined below). The Company may, after the Separation Time but prior to the Expiration Time, issue one Right in respect of each Common Share which is issued after the Record Time pursuant to the exercise of securities convertible into Common Shares of the Company (“Convertible Securities”) which are outstanding as of the date of the first public announcement that any person or entity has become an Acquiring Person (as defined below)(the “Stock Acquisition Date”).

Exercise Price and Adjustment of Exercise Price and Number of Rights

Each Right will entitle the holder thereof, from and after the Separation Time and prior to the Expiration Time, to purchase, for the Exercise Price, one Common Share. The Exercise Price and the number of the Rights outstanding are subject to adjustment if, after the Record Time and prior to the Expiration Time, the Company performs certain actions that customarily trigger adjustments, including declaring or paying a dividend on its Common Shares; subdividing or changing the number of outstanding Common Shares into a greater number of Common Shares; combining or changing the number of outstanding Common Shares into a smaller number of Common Shares.

Exercise of Rights and Transferability

Until the Separation Time, the Rights shall not be exercisable and each Right will be evidenced by the certificate for the associated Common Share and will be transferable only together with, and will be transferred by a transfer of, such associated Common Share. From and after the Separation Time and prior to the Expiration Time, the Rights shall be exercisable and the registration and transfer of the Rights shall be separate from and independent of Common Shares.

Promptly following the Separation Time, the Rights Agent will send to each holder of record of Common Shares as of the Separation Time or who subsequently becomes a holder of record of Common Shares upon the exercise of rights attaching to Convertible Securities outstanding at the Stock Acquisition Date, a rights certificate (the “Rights Certificate”) representing one Right for each Common Share. The Rights may be exercised in whole or in part on any business day after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent, the Rights Certificate together with an election to exercise such Rights and payment of the Exercise Price for each Right being exercised. Upon receipt of the foregoing, the Rights Agent will direct the Company’s transfer agent to issue stock certificates to the holders exercising their Rights, representing one Common Share for each Right exercised.

Flip-in Event

A flip-in event (a “Flip-in Event”) occurs when any person or entity becomes an Acquiring Person. If prior to the Expiration Time, the Company shall take such action as shall be necessary to ensure and provide, within ten business days of such occurrence or such longer period as may be required so that each Right shall thereafter constitute the right to purchase from the Company, upon payment of the Exercise Price and otherwise exercising such Right in accordance with the terms of the Rights Plan, that number of Common Shares having an aggregate market price on the date of consummation or occurrence of such Flip-in Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price.

Upon the occurrence of any Flip-in Event, any Rights that are or were beneficially owned on or after the earlier of the Separation Time and the Stock Acquisition Date by an Acquiring Person or any person or entity acting jointly or in concert with an Acquiring Person or a transferee of Rights of an Acquiring Person or of any person or entity acting jointly or in concert with an Acquiring Person who becomes a transferee in a transfer that the Board has determined is part of a plan, arrangement or scheme of an Acquiring Person shall become null and void without any further action, and any holder of such Rights shall not have any right whatsoever to exercise such Rights under the Rights Plan and shall not have thereafter any right whatsoever with respect to such Rights.

Separation Time

Separation Time means the close of business on the tenth (10th) trading day after the earlier of (i) the Stock Acquisition Date; (ii) the date of the commencement of or first public announcement of the intent of any person (other than the Company or any subsidiary of the Company) to commence a take-over bid (other than a Permitted Bid or Competing Permitted Bid (as defined below)); (iii) the date upon which a take-over bid ceases to be a Permitted Bid or Competing Permitted Bid; or such later time as may be determined by the Board acting in good faith.

Expiration Time

Expiration Time means the earlier of (i) the date the Board waives or redeems the Rights or (ii) the close of the annual general meeting of the shareholders of the Company held in 2013 (“2013 AGM”), unless an extension of the Rights Plan is approved at the 2013 AGM, in which case the Expiration Time will be the close of the annual general meeting of the shareholders of the Company held in 2016.

Acquiring Person

Acquiring Person means any person or entity who is the beneficial owner of twenty percent (20%) or more of the outstanding Common Shares and other voting securities of the Company (collectively, “Voting Shares”), provided, however, that the term Acquiring Person shall not include (i) the Company or any subsidiary of the Company; (ii) any person who or entity which becomes the beneficial owner of twenty percent (20%) or more of the outstanding Common Shares and other voting securities of the Company as a result of any one or any combination of: (A) a Voting Share Reduction; (B) a Permitted Bid Acquisition; (C) an Exempt Acquisition; (D) a Convertible Security Acquisitions; or (E) a Pro Rata Acquisition; (iii) for the period of ten (10) days after the date of the first public announcement of take-over bid, any person who or entity which becomes the beneficial owner of twenty percent (20%) or more of the outstanding Voting Shares as a result of such person or entity making or proposing to make a take-over bid; (iv) an underwriter or member of a banking or selling group that becomes the beneficial owner of twenty percent (20%) or more of the outstanding Voting Shares in connection with a distribution of securities of the Company; or (v) any employee or executive or director stock ownership or other employee or executive or director benefit plan, or trust for the benefit of employees of the Company or any subsidiary of the Company or any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan or trust. In general:

(A)

a Voting Share Reduction means an acquisition or redemption by the Company or a subsidiary of the Company of Voting Shares which, by reducing the number of Voting Shares outstanding or which may be voted, increases the proportionate number of Voting Shares beneficially owned by any person or entity;

(B)	a Permitted Bid Acquisition means an acquisition made pursuant to a Permitted Bid or a Competing Permitted Bid;

(C)

an Exempt Acquisition means a share acquisition in respect of which the Board has waived the application Rights Plan (i) which was made on or prior to the Record Time; (ii) which was made pursuant to a dividend reinvestment plan; (iii) pursuant to the receipt or exercise of rights issued by the Company to all the holders of Common Shares to subscribe for or purchase Common Shares or Convertible Securities, provided that such rights are acquired directly from the Company; (iv) pursuant to a distribution by the Company of Common Shares or Convertible Securities made pursuant to a prospectus; or (v) pursuant to a distribution by the Company of Common Shares or Convertible Securities by way of a private placement by the Company or upon the exercise by an individual employee of stock options granted under a stock option plan of the Company or rights to purchase securities granted under a share purchase plan of the Company where all necessary stock exchange approvals for such private placement, stock option plan or share purchase plan have been obtained and such private placement, stock option plan or share purchase plan complies with the terms and conditions of such approvals and such person or entity does not become the beneficial owner of more than twenty-five (25%) of the Common Shares of the Company outstanding immediately prior to the distribution;

(D)

a Convertible Security Acquisition means the acquisition of Common Shares upon the exercise of Convertible Securities received by such person or entity pursuant to a Permitted Bid Acquisition, Exempt Acquisition or a Pro Rata Acquisition; and

(E)

a Pro Rata Acquisition means an acquisition by a person or entity of beneficial ownership of Voting Shares as a result of a dividend reinvestment acquisition; a stock dividend, a stock split or other event pursuant to which a person or entity becomes the beneficial owner of Voting Shares on the same pro rata basis as all other holders of Voting Shares; the acquisition or exercise by such person or entity of rights to purchase Voting Shares distributed to such person or entity in the course of a distribution to all holders of Voting Shares pursuant to a rights offering or pursuant to a prospectus; or a distribution of Voting Shares or securities convertible into or exchangeable for Voting Shares (and the conversion or exchange of such convertible or exchangeable securities), made pursuant to a prospectus or a distribution by way of a private placement; provided that the person or entity does not thereby acquire a greater percentage of such Voting Shares, or securities convertible into or exchangeable for Voting Shares, so offered than the person or entity’s percentage of Voting Shares beneficially owned immediately prior to such acquisition.

Permitted Bid and Competing Permitted Bid

A take-over bid will not trigger a Flip-in Event if it is a Permitted Bid or a Competing Permitted Bid. A Permitted Bid is a take-over bid made by way of a take-over bid circular to all holder of Voting Shares which also complies with the following additional provisions: (i) the take-over bid is made for any and all Voting Shares to all holders of record of Voting Shares wherever resident as registered on the books of the Company; (ii) the take-over bid contains, and the take up and payment for securities tendered or deposited thereunder shall be subject to, irrevocable and unqualified conditions that (A) no Voting Shares will be taken up or paid for pursuant to the take-over bid prior to the close of business on a date which is not earlier than the sixtieth (60th) day following the date of the take-over bid and unless at such date more than fifty percent (50%) of the Voting Shares held by independent shareholders have been deposited pursuant to the take-over bid and not withdrawn; (B) unless the take-over bid is withdrawn, Voting Shares may be deposited pursuant to such take-over bid at any time prior to the close of business on the date of first take-up or payment and that any Voting Shares deposited pursuant to the take-over bid may be withdrawn at any time prior to the close of business on such date; and (C) if as of a date not earlier than the sixtieth (60th) day following the date of the take-over bid more than fifty percent (50%) of the Voting Shares held by independent shareholders have been deposited pursuant to the take-over bid and not withdrawn, the offeror will make a public announcement of that fact and the take-over bid will remain open for deposits and tenders of Voting Shares for not less than ten business days from the date of such public announcement.

A Competing Permitted Bid is take-over bid that is made after a Permitted Bid has been made and prior to the expiry of that Permitted Bid, that satisfies the requirement for a Permitted Bid, and that contains, and the take-up and payment for securities tendered or deposited thereunder are subject to, an irrevocable and unqualified condition that no Voting Shares will be taken up or paid for pursuant to the take-over bid prior to the close of business on a date that is no earlier than the later of (A) the earliest date on which Voting Shares may be taken up or paid for under any prior Permitted Bid in existence at the date of such take-over bid and (B) the last day on which the take-over bid must be open for acceptance after the date of such take-over bid under applicable legislation.

Agreement of Rights Holders

Every holder of Rights, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of Rights (i) to be bound by and subject to the provisions of this Rights Plan in respect of all Rights held; (ii) that, prior to the Separation Time, each Right will be transferable only together with, and will be transferred by a transfer of, the associated Common Share; (iii) that after the Separation Time, the Rights Certificate will be transferable only upon registration of the transfer in the register for the Rights; (iv) that, prior to due presentment of a Rights Certificate for registration of transfer, the Company, the Rights Agent and any agent of the Company or the Rights Agent may deem and treat the person in whose name the Rights Certificate is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; (v) that such holder of Rights has waived its right to receive any fractional Rights or any fractional shares upon exercise of a Right; (vi) that, without the approval of any holder of Rights and upon the sole authority of the Board acting in good faith, the Rights Plan may be supplemented or amended from time to time as provided for in the Rights Plan; and (vii) that neither the Company nor the Board nor the Rights Agent shall have any liability to any holder of a Right or any other person or entity as result of the inability of the Company, the Board or the Rights Agent to perform any of their obligations under the Rights Plan by reason of any preliminary or permanent injunction or other order, decree, notice of hearing or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation, or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise inhibiting or restraining performance of such obligation.

Rights Holders Not Shareholders

No holder of any Rights or Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any Common Share or any other share or security of the Company which may at any time be issuable on the exercise of the Rights, nor shall the Rights Agreement nor any Rights Certificate be construed or deemed or confer upon the holder of any Right or Rights Certificate any of the rights, titles, benefits or privileges of a holder of Common Shares or any other shares or securities of the Company or any right to vote at any meeting of shareholders of the Company or to receive notice of any meeting or other action affecting any holder of Common Shares or any other shares or securities of the Company.

Redemption and Waiver

The Board acting in good faith may, with the prior consent of holders of Voting Shares or the holders of Rights, at any time prior to the occurrence of a Flip-in Event, elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.0001 per Right (the “Redemption Price’), subject to adjustment. If the Board elects or is deemed to have elected to redeem the Rights subsequent to a Flip-in Event and such redemption is approved by the holders of Voting Shares or the holders of Rights, as applicable, the right to exercise the Rights will without further action and without notice, terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price.

The Board may also waive certain provisions of the Rights Plan. Amongst other provisions, the Board acting in good faith may, prior to the occurrence of a Flip-in Event determine to waive the application of Rights Plan to such particular Flip-in Event, provided that such Flip-in Event would occur by way of a takeover bid made by means of a takeover bid circular delivered to all holders of Voting Shares. The Board may also waive the application of the Rights Plan in respect of the occurrence of any Flip-in Event if the Board of Directors has determined that a person or entity became an Acquiring Person by inadvertence and without any intention to become, or knowledge that it would become, an Acquiring Person under the Rights Plan provided within ten (10) days after any such waiver by the Board, the person or entity reduces its beneficial ownership of Voting Shares such that the person or entity is no longer an Acquiring Person.

Supplements and Amendments

The Company may make changes to the Rights Plan prior to or after the Separation Time to correct any clerical or typographical error or to maintain the validity of the Rights Plan as a result of any change in any applicable legislation, rules or regulation without the approval of the holders of the Voting Shares or Rights. The Company may, with the approval of the holders of Voting Shares, at any time prior to the Separation Time, make changes to or rescind any of the provisions of the Rights Plan and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). The Company may, with the approval of the holders of Rights, at any time after the Separation Time, make changes to or rescind any of the provisions of the Rights Plan and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally).

The Rights Plan specifying the terms of the Rights is incorporated herein by reference as an exhibit to this Current Report. The foregoing description of the Rights is qualified in its entirety by reference to the Rights Plan.

Item 3.03 Modification of Rights of Security Holders

The disclosure of Item 1.01 regarding the adoption of the Rights Plan is hereby incorporated by reference.

Item 7.01 Regulation FD Disclosure.

On August 25, 2010, the Registrant issued a press release entitled “Uranerz Implements Shareholder Rights Plan; Sets Rights Exercise Price at US$8.75” . A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this report, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1

Shareholders Rights Plan Agreement between the Company and Corporate Stock Transfer, Inc. dated August 25, 2010, incorporated by reference to the Registrant’s Form 8-A filed with the Securities and Exchange Commission on August 25, 2010.

99.1	Press Release of the Registrant dated August 25, 2010.*

* Furnished to not filed with the SEC pursuant to Item 7.01 above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URANERZ ENERGY CORPORATION

DATE: August 25, 2010	By:	/s/ “Sandra MacKay”
Sandra MacKay
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1

Shareholders Rights Plan Agreement between the Company and Corporate Stock Transfer, Inc. dated August 25, 2010 incorporated by reference to the Registrant’s Form 8-A filed with the Securities and Exchange Commission on August 25, 2010.

99.1	Press Release of the Registrant dated August 25, 2010.*

* Furnished to not filed with the SEC pursuant to Item 7.01 above.